SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2009

ARTHROCARE CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-027422	94-3180312
(State or other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

7500 Rialto Blvd., Building Two, Suite 100
Austin, TX 78735
(512) 391-3900

(Address and Telephone Number of Principal Executive Offices)

N/A

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information required by this Item is incorporated into this Item 2.04 by reference to the Company’s press release, dated January 15, 2009, which is attached hereto as Exhibit 99.1 (the “Press Release”).

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information required by this Item is incorporated into this Item 3.01 by reference to the Press Release.

Item 8.01 Other Events.

The information required by this Item is incorporated into this Item 8.01 by reference to the Press Release.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit Number	Title
99.1	Press Release dated January 15, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 15, 2009	ARTHROCARE CORPORATION

	By:	/s/ Michael A. Baker
Michael A. Baker
Chief Executive Officer